Frontegra Funds, Inc.


    SUPPLEMENT TO FRONTEGRA GROWTH FUND PROSPECTUS
                DATED JANUARY 30, 1998

     Delayed Offering of Frontegra Growth Fund Shares

     Shares of the Frontegra Growth Fund (the "Growth
Fund") are not currently being offered to the public as the Growth Fund has not commenced operations.
Accordingly, you may not purchase shares in the Growth
Fund at this time. The Prospectus shall not be deemed to offer shares of the Growth Fund in any jurisdiction.
This information supersedes all relevant references to the offering of the Growth Fund contained in the Prospectus and Statement of Additional Information.
This Supplement should be retained with your Prospectus for future reference.

     The date of this Supplement is February 3, 1998.